UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 7, 2022

NOCERA, INC.

(Exact name of registrant as specified in charter)

Nevada	000-55993	16-1626611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221, ROC

(Address of principal executive offices and zip code)

(886) 910-163-358

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NCRA	The Nasdaq Capital Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01      Entry into a Material Definitive Agreement.

The VIE Agreements

On September 7, 2022, Nocera, Inc. (“Nocera” or the “Company”) entered into a series of contractual agreements (collectively, the “VIE Agreements”) with the majority stockholder (the “Selling Stockholder”) of Meixin Institutional Food Development Co., Ltd., a Taiwan corporation (“Meixin”), and Meixin. The VIE Agreements essentially conferred control and management of Meixin as well as substantially all of the economic benefits of the Selling Stockholder in Meixin to Nocera. Meixin, a food processing and catering company established in 2003, is engaged in the production of hot and frozen meals, bento boxes, group meals and processing of vegetables and fruits for other companies in the food industry.

VIE Purchase Agreement. Pursuant to that VIE Purchase Agreement by and among Nocera, the Selling Stockholder, and Meixin, the Company purchased the Selling Stockholder’s 80% controlling interest of Meixin for a purchase price of US$4,300,000 and the VIE agreements described below.

Voting Rights Proxy Agreement.  Pursuant to that certain Voting Rights Proxy Agreement, dated September 7, 2022, between the Company, the Selling Stockholder and Meixin, the Selling Stockholder irrevocably agreed to authorize Nocera or the individual then designated by Nocera (“Attorney”) to exercise, on his behalf, the following rights available to them in his capacity as a majority stockholder of Meixin under the then effective articles of association of Meixin (collectively, “Powers”): (a) to propose the convening of, and attend, stockholder meetings in accordance with the articles of association of Meixin on behalf of the Selling Stockholder; (b) to exercise voting rights on behalf of the Selling Stockholder on all matters required to be deliberated and resolved by the stockholders’ meeting, including without limitation the appointment and election of the directors and other executives to be appointed and removed by the Selling Stockholder and the sale or transfer of all or part of the equity held by Selling Stockholder in Meixin; (c) to exercise other the Selling Stockholder’s voting rights under the articles of association of Meixin (including any other the Selling Stockholder’s voting rights stipulated upon an amendment to such articles of association); (d) other voting rights that the Selling Stockholder shall enjoy under the Taiwan (R.O.C.) laws, as amended, revised, supplemented and re-enacted, no matter whether they take effect before or after the conclusion of the Voting Rights Proxy Agreement. The Selling Stockholder agrees not to revoke the authorization and entrustment accorded to the Attorney other than in the case where the Company gives the Selling Stockholder a written notice requesting the replacement of the Attorney, in which event the Selling Stockholder shall immediately appoint such other person as then designated by the Company to exercise the foregoing Powers and such new authorization and entrustment shall supersede, immediately upon its grant, the original authorization, and entrustment.

Exclusive Business Cooperation Agreement. Pursuant to that certain Exclusive Business Cooperation Agreement, September 7, 2022, between the Company and Meixin, the Company agreed to provide technical consulting and services including management consulting services, general and financial advisory service and various general and administrative service to Meixin as the technical consulting and service provider of Meixin in accordance with the conditions set forth herein during the term of the agreement. Meixin agrees to accept the technical consulting and services provided by the Company. Meixin further agreed that, without the prior written consent of the Company, during the term of this Agreement, it shall not accept any technical consulting and services identical or similar to Target Business that are provided by any third party.

Equity Pledge Agreement. Pursuant to that certain Equity Pledge Agreement, dated September 7, 2022, between the Company, the Selling Stockholder and Meixin, the Selling Stockholder pledged all of his equity interests in Meixin to the Company to guarantee the performance of Meixin’s obligations under the Exclusive Business Cooperation Agreement, including the payment of all debt of Meixin. Under the terms of the agreement, in the event that Meixin or the Selling Stockholder breach their respective contractual obligations under the Exclusive Business Cooperation Agreement, the Company, as pledgee, will be entitled to certain rights, including, but not limited to, the right to collect dividends generated by the pledged equity interests. The Selling Stockholder also agreed that upon the occurrence of any event of default, as set forth in the Equity Interest Pledge Agreement, the Company is entitled to claim indemnity. The Equity Pledge Agreement shall terminate upon the earlier of Miein’s satisfaction of all contractual obligations and when all Secured Debt is paid in full.

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Exclusive Call Option Agreement. Pursuant to that certain Exclusive Call Option Agreement, dated September 7, 2022, between the Company, the Selling Stockholder and Meixin, the Selling Stockholder irrevocably granted the Company (or its designee) an exclusive option to purchase, to the extent permitted under Taiwan (R.O.C.) law, part or all of their equity interests in Meixin. According to the Exclusive Call Option Agreement, the purchase price shall be the minimum price permitted by applicable Taiwan (R.O.C.) law at the time when such share transfer occurs.

The foregoing disclosure purports to be a summary of the documents. Copies of the agreements are filed as exhibits to this Form 8-K and are incorporated by reference herein.

Item 7.01      Regulation FD Disclosure.

On September 8, 2022, Nocera issued a press release announcing the transaction described under Item 1.01 of this Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The disclosure under Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	VIE Purchase, dated September 7, 2022, between Nocera, Inc., Meixin Institutional Food Development Co., Ltd., and the Selling Stockholder
10.2	Voting Rights Proxy Agreement, dated September 7, 2022, between Nocera, Inc., the Selling Stockholder and Meixin Institutional Food Development Co., Ltd.
10.3	Exclusive Business Cooperation Agreement, September 7, 2022, between Nocera, Inc. and Meixin Institutional Food Development Co., Ltd.
10.4	Equity Pledge Agreement, dated September 7, 2022, between Nocera, Inc. the Selling Stockholder and Meixin Institutional Food Development Co., Ltd.
10.5	Exclusive Call Option Agreement, dated September 7, 2022, between Nocera, Inc., the Selling Stockholder and Meixin Institutional Food Development Co., Ltd.
99.1	Press Release, dated September 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCERA, INC.

Date: September 12, 2022	By: /s/ Yin-Chieh Cheng
Name: Yin-Chieh Cheng
Title: Chief Executive Officer

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